UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 #301

Wilmington, Delaware 19801

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2026, VisionWave Holdings, Inc. (the “Company”) entered into a Sponsorship Agreement (the “Sponsorship Agreement”) with Hen Basketball Haifa Club, a registered association organized under the laws of the State of Israel (the “Club”), a professional basketball club competing in the Israeli basketball leagues. Pursuant to the Sponsorship Agreement, the Company will serve as the main sponsor of the Club for the 2026–2027 basketball season, and will receive sponsorship and promotional rights that include, among other things, display of the Company’s logo on the Club’s official playing jerseys, use of the Company’s logo on the Club’s official marketing materials, website and social media channels, and acknowledgment of the Company as the Club’s main sponsor in official publications and sponsor listings. The Sponsorship Agreement remains in effect until the conclusion of the 2026–2027 basketball season, unless earlier terminated in accordance with its terms.

As consideration for the sponsorship rights granted to the Company, the Company agreed to issue to the Club 2,000,000 newly issued shares of the Company’s common stock, par value $0.01 per share (the “Shares”).

The Shares will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), will bear a customary restrictive legend, and will be subject to a six-month holding period under Rule 144. Following expiration of the applicable holding period, the Club may not sell, on any single trading day, a number of Shares exceeding ten percent (10%) of the average daily trading volume of the Company’s common stock for the ten (10) trading days preceding the date of such sale. The Club has no registration rights with respect to the Shares, and has agreed not to engage in any short sales of, or hedging or derivative transactions with respect to, the Company’s common stock while it holds any Shares.

The Sponsorship Agreement contains customary representations, warranties and covenants of the parties. Either party may terminate the Sponsorship Agreement upon an uncured material breach by the other party, and the Company may terminate the Sponsorship Agreement with immediate effect in the event of conduct by the Club that brings, or is reasonably likely to bring, the Company into public disrepute. If the Sponsorship Agreement is terminated by the Company prior to the conclusion of the 2026–2027 season as a result of the Club’s material breach or such conduct, the Club is required to return to the Company a pro-rata portion of the Shares corresponding to the unexpired portion of the term (or to pay the Company the value thereof).

The foregoing description of the Sponsorship Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsorship Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares will be issued to the Club in a private placement, without registration under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving a public offering, based in part upon the representations, warranties and covenants of the Club set forth in the Sponsorship Agreement, including that the Club is acquiring the Shares for its own account for investment purposes and not with a view to distribution. The offer and sale of the Shares were made without any general solicitation or advertising, and no underwriters or placement agents were involved and no commissions were paid in connection with the issuance of the Shares. The Shares have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the sponsorship relationship with the Club, the anticipated benefits of the Sponsorship Agreement and the issuance of the Shares. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Forward-looking statements are generally identified by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” and similar expressions, or by statements that events or trends “may,” “will,” or “could” occur. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including, but not limited to, the parties’ ability to realize the expected benefits of the sponsorship relationship, and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date of this Current Report and are expressly qualified in their entirety by the cautionary statements included herein and in the Company’s SEC filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sponsorship Agreement, dated as of August 5, 2026, by and between VisionWave Holdings, Inc. and Hen Basketball Haifa Club
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer